Income Taxes	12 Months Ended
Jun. 30, 2012
Income Taxes [Abstract]
Income Taxes

Note 12. Income Taxes

The provision for income taxes consists of the following for the fiscal years ended June 30:

(In thousands)	2012	2011
Current expense:
Federal	$1,665	$2,291
State	455	581
Total current expense	2,120	2,872
Deferred expense (benefit)	560	(140)
Total provision for income taxes	$2,680	$2,732

The effective tax rate differs from the federal statutory rate as follows for fiscal years ended June 30:

	2012	2011
Tax based on federal statutory rate	34.00%	34.00%
State income taxes, net of federal benefit	1.82	2.46
Tax-exempt income	(6.00)	(5.32)
Other, net	1.68	2.91
Total income tax expense	31.50%	34.05%

The components of the deferred tax assets and liabilities at June 30 were as follows:

In thousands)	2012	2011
Deferred tax assets:
Allowance for loan losses	$2,390	$1,961
Pension benefits	625	278
Other	468	291
Total deferred tax assets	3,483	2,530

Deferred tax liabilities:

Depreciation	1,581	1,598
Loan costs	425	364
Real estate investment trust income	1,202	---
Unrealized gains on investment available for sale	786	737
Total deferred tax liabilities	3,994	2,699
Net deferred tax liability included in other liabilities	($511)	($169)

Income tax accounting guidance results in two components of income tax expense: current and deferred. Current income tax expense reflects taxes to be paid or refunded for the current period by applying the provisions of the enacted tax law to the taxable income or excess of deductions over revenues. The Company determines deferred income taxes using the liability (or balance sheet) method. Under this method, the net deferred tax asset or liability is based on the tax effects of the differences between the book and tax bases of assets and liabilities and enacted changes in tax rates and laws are recognized in the period in which they occur.

Deferred income tax expense results from changes in deferred tax assets and liabilities between periods. Deferred tax assets are reduced by a valuation allowance if, based on the weight of the evidence available, it is more likely than not that some portion or all of a deferred tax asset will not be realized.

The Company accounts for uncertain tax positions if it is more likely than not, based on technical merits, that the tax position will be realized or sustained upon examination. The term more likely than not means a likelihood of more than 50 percent; the terms examined and upon examination also include resolution of the related appeals or litigation processes, if any. A tax position that meets the more-likely-than-not recognition threshold is initially and subsequently measured as the largest amount of tax benefit that has a greater than 50 percent likelihood of being realized upon settlement with a taxing authority that has full knowledge of all relevant information. The determination of whether or not a tax position has met the more-likely-than-not recognition threshold considers the facts, circumstances, and information available at the reporting date and is subject to management's judgments.

The Company recognizes interest and penalties on income taxes, if any, as a component of the provision for income taxes.

As of June 30, 2012 and 2011, the Company did not have any uncertain tax positions. The Company does not expect to have any changes in unrecognized tax benefits as a result of settlements with taxing authorities during the next twelve months. As of June 30, 2012, tax years ended June 30, 2008 through June 30, 2011, remain open and are subject to Federal and State taxing authority examination.